SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

   Pursuant to Section 13 or 15(d) of the Securities and Exchange Act of 1934


       Date of Report (Date of earliest event reported) February 15, 2006
                                                        ------------------------

                                  SIMTROL, INC.
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             (Exact name of registrant as specified in its charter)

         Delaware                       1-10927                  58-2028246
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(State or other jurisdiction    (Commission File Number)       (IRS Employer
     of incorporation)                                       Identification No.)

2200 Norcross Parkway, Norcross, Georgia                        30071
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       (Address of principal executive offices)              (Zip Code)

Registrant's telephone number, including area code (770) 242-7566
                                                  ------------------------------

                                       N/A
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          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

| | Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

| | Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

| | Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

| | Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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ITEM 1.01. ENTRY INTO A DEFINITIVE MATERIAL AGREEMENT
-----------------------------------------------------

On February 15, 2006 Simtrol formed a joint venture with Integrated Digital Systems, LLC ("IDS"), a multifaceted integrator based in Livonia, Michigan to develop and sell a judicial arraignment software solution based on the success of a deployment in Oakland County, Michigan. The new joint venture, Justice Digital Solutions, L.L.C., a Michigan limited liability company ("JDS"), is headquartered in Sterling Heights, Michigan, with its development staff and testing center located in Norcross, Georgia.

Under the JDS operating agreement, IDS and Simtrol each own fifty percent of JDS. Simtrol Chief Executive Officer Richard Egan and IDS Chief Executive Officer Robert Deuby will serve as JDS' two Managers. In addition, Mr. Egan will serve as JDS' initial Chief Executive Officer and Mr. Deuby will serve as JDS' initial Chief Operating Officer. Stephen Samp, Chief Financial Officer of Simtrol, will serve as JDS' initial Chief Financial Officer.

IDS will contribute to JDS all of IDS' interest in a software license agreement between IDS and the County of Oakland, Michigan Constitutional Corporation, including the exclusive worldwide rights to copy, modify, market, distribute, and sublicense the software developed pursuant to the software license agreement (the "OakVideo Software"). Simtrol will contribute to JDS a non-exclusive, worldwide, royalty-free license to integrate, copy, modify, market, distribute and sublicense Simtrol's ONGOER and OnGuard software for use with and into the OakVideo Software, and Simtrol will transfer to JDS any and all exclusive worldwide rights to copy, modify, market, distribute, and sublicense certain digital court recording software under development by Simtrol. JDS will initially launch a judicial arraignment solution based on the integration of Simtrol's products with the OakVideo Software.

A copy of the press release announcing the establishment of the joint venture is included as Exhibit 99.1.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.
---------------------------------------------

      (c) Exhibits.

      Exhibit 99.1      Press Release dated February 15, 2006



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                                   SIGNATURES


      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            SIMTROL, INC.



                                            By: /s/ Stephen N. Samp
                                               --------------------------------
                                                  Stephen N. Samp
                                                  Chief Financial Officer

Dated:   February 22, 2006